                                                                   EXHIBIT 10.18


                       CKS GROUP, INC. HOLDER AGREEMENT


        THIS CKS GROUP, INC. HOLDER AGREEMENT ("Agreement") dated as of September 1, 1998, among USWeb Corporation, a Delaware corporation ("USWeb"), the undersigned stockholder ("Holder") of CKS Group, Inc., a Delaware corporation ("CKS") and CKS.

                                    RECITALS

        USWeb and CKS have entered into an Agreement and Plan of Reorganization ("Merger Agreement") dated September 1, 1998 pursuant to which a subsidiary of USWeb will merge with and into CKS ("Merger"), and CKS will become a subsidiary of USWeb (capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement).

        Pursuant to the Merger, at the Effective Time outstanding shares of CKS Common Stock, including any shares owned by Holder, will be converted into the right to receive shares of Common Stock of USWeb.

        It is intended that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 as amended (the "Code"), and that it will be a condition to effectiveness of the Merger that legal counsel for each of CKS and USWeb will have delivered written opinions to such effect.

        Holder has been advised that Holder may be deemed to be an "affiliate" of CKS, as the term "affiliate" is used (i) for purposes of paragraphs (c) and
(d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and (ii) in the Commission's Accounting Series Releases 130 and 135, as amended, although nothing contained herein shall be construed as an admission by Holder that Holder is in fact an affiliate of CKS.

        NOW, THEREFORE, intending to be legally bound, the parties hereby agree as follows:

        1.      Acknowledgments by Holder. Holder acknowledges and understands
                -------------------------
that the covenants by Holder set forth herein will be relied upon by USWeb, CKS, and their respective accountants and counsel.

        2.      Compliance with Rule 145 and the Securities Act.
                -----------------------------------------------

                (a) Holder has been advised that (i) the issuance of shares of USWeb Common Stock in connection with the Merger is expected to be effected pursuant to a Registration Statement on Form S-4 to be filed to register the shares of USWeb Common Stock under the Securities Act of

1933, as amended (the "Securities Act"), and as such will not be deemed "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act, and resale of such shares will not be subject to any restrictions other than as set forth in Rule 145 under the Securities Act (which will not apply if such shares are otherwise transferred pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration), and (ii) Holder may be deemed to be an affiliate of CKS. Holder accordingly agrees not to sell, transfer or otherwise dispose of any USWeb Common Stock issued to Holder in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act, or (ii) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or an appropriate exemption from registration, or (iii) Holder delivers to USWeb a written opinion of counsel, reasonably acceptable to USWeb in form and substance, that such sale, transfer or other disposition is otherwise exempt from registration under the Securities Act.

                (b) USWeb will give stop transfer instructions to its transfer agent with respect to any USWeb Common Stock received by Holder pursuant to the Merger and there will be placed on the certificates representing such Common Stock, or any substitutions therefor, a legend stating in substance:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 APPLIES AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH RULE 145(d) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend) and USWeb shall so instruct its transfer agent, if Holder delivers to USWeb (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate will be issued in the name of the transferee), or (ii) an opinion of counsel, in form and substance reasonably satisfactory to USWeb, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145.

        3.      Covenants Related to Pooling of Interests.  During the period
                -----------------------------------------
prescribed by Staff Bulletin No. 65, Holder will not sell, exchange, transfer, pledge, distribute, make any gift or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) intended to reduce or having the effect, directly or indirectly, of reducing Holder's risk relative to any shares of CKS Common Stock, or shares of USWeb Common Stock beneficially owned presently or subsequently acquired. USWeb may, at its discretion, cause a restrictive legend relating to the foregoing effect to be placed on USWeb Common Stock certificates issued to Holder in the Merger and place a stop transfer notice consistent with the foregoing with its transfer agent with respect to the certificates.

        USWeb agrees to use its commercially reasonable best efforts to publish, in accordance with ASR 135 and other applicable accounting rules, as promptly as practicable following the Merger, consolidated financial results covering at least 30 days of post-Merger combined operations of USWeb and CKS.

        Notwithstanding anything to the contrary in this Agreement, Holder may sell or dispose of up to 10% of its shares of CKS Common Stock held as of September 1, 1998; provided that the aggregate amount of shares of CKS Common Stock sold or disposed of by all affiliates of CKS from the date of this Agreement through the date the combined company first publishes earnings results for a period including at least 30 days of combined operations does not exceed a number of shares equal to one percent (1%) of (i) the outstanding shares of CKS Common Stock as of September 1, 1998 plus (ii) the number of shares subject to outstanding warrants and options (calculated on the "treasury method") as of that date, such shares to be allocated 125,000 to The Interpublic Group of Companies, Inc. and the remainder to all other affiliates of CKS. Shares sold by Holder pursuant to the immediately preceding sentence shall be excluded from the voting obligations under the CKS Voting Agreement dated as of September 1, 1998 between USWeb Corporation and Holder and shall be excluded from the Irrevocable Proxy delivered by Holder to USWeb Corporation pursuant to such voting agreement. Upon the Effective Time, the registration rights granted to The Interpublic Group of Companies, Inc. in the Shareholder Rights Agreement dated January 27, 1995 shall terminate automatically and without further action by the parties hereto and thereto.

        With respect to shares of USWeb Common Stock received by Holder pursuant to the Merger, if Holder is unable to sell such shares pursuant to SEC Rule 145 in any calendar quarter, the Holder shall be entitled to registration rights on a pari passu basis with the rights of Holders under the USWeb Corporation Amended and Restated Investor Rights Agreement dated November 7, 1998, a copy of which is attached hereto. Such registration rights shall expire two years subsequent to the Effective Time of the Merger.

        4.      Beneficial Ownership of Stock. Except for USWeb Common Stock and
                -----------------------------
CKS Common Stock and warrants and options to purchase USWeb or CKS Common Stock set forth below the signatures below, Holder does not beneficially own any shares of USWeb or CKS Common Stock or any other equity securities of USWeb or CKS or any options, warrants or other rights to acquire any equity securities of USWeb or CKS.

        5.      Miscellaneous.
                -------------

                (a) For the convenience of the parties hereto, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                (b) This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties hereto and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees, and personal and other representatives.

                (c) This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware.

                (d) If a court of competent jurisdiction determines that any provision of this Agreement is not enforceable or enforceable only if limited in time or scope, this Agreement shall continue in full force and effect with such provision stricken or so limited.

                (e) Counsel to the parties to the Agreement shall be entitled to rely upon this Agreement as appropriate.

                (f) This Agreement shall not be modified or amended, or any right hereunder waived or any obligation excused, except by a written agreement signed by both parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the first page of this Agreement.


CKS GROUP, INC.                     USWEB CORPORATION


By:________________________         By:________________________

Title:_____________________         Title:_____________________



                                    HOLDER


                                    By:________________________________

                                    Name of Holder:____________________

                                    Name of Signatory (if different
                                    from name of Holder):______________

                                    Title of Signatory
                                    (if applicable):___________________


CKS shares beneficially owned:      USWeb shares beneficially owned:

________ shares of Common Stock          ___________ shares of Common Stock

CKS shares subject to outstanding:       USWeb shares subject to outstanding
                                         options:

options:  ________ shares of Common      _______________ shares of Common Stock

Stock



                     ***CKS GROUP, INC. HOLDER AGREEMENT***